IBM 2Q25 Earnings Prepared Remarks 1 Introduction Thank you. I’d like to welcome you to IBM’s second quarter 2025 earnings presentation. I’m Olympia McNerney, and I’m here today with Arvind Krishna, IBM’s Chairman, President and Chief Executive Officer, and Jim Kavanaugh, IBM’s Senior Vice President and Chief Financial Officer. We’ll post today’s prepared remarks on the IBM investor website within a couple of hours, and a replay will be available by this time tomorrow. To provide additional information to our investors, our presentation includes certain non-GAAP measures. For example, all of our references to revenue and signings growth are at constant currency. We’ve provided reconciliation charts for these and other non-GAAP financial measures at the end of the presentation, which is posted to our investor website. Finally, some comments made in this presentation may be considered forward looking under the Private Securities Litigation Reform Act of 1995. These statements involve factors that could cause our actual results to differ materially. Additional information about these factors is included in the company’s SEC filings. So with that, I’ll turn the call over to Arvind. Exhibit 99.1

IBM 2Q25 Earnings Prepared Remarks 2 CEO Perspective Thank you for joining us today. In the second quarter, we delivered solid results across revenue, profit, and cash, exceeding our expectations. Our performance this quarter was led by Software and Infrastructure, as demand remains high for technology that improves productivity, reduces costs, and fuels innovation. While the operating environment remains dynamic, these results reflect the strength of our portfolio and the resiliency of our business model. Before I get deeper into the results, let me touch on the broader economic backdrop. I’ll start by saying that we appreciate the administration’s priority on economic growth and focused regulation, which will strengthen the US competitive position. We believe this will result in long-term value creation and enable technology to contribute to economic growth. Technology continues to serve as a key competitive advantage, allowing businesses to scale, drive efficiencies and fuel growth and we saw this play out in the quarter. While not a major factor overall, geopolitical tensions are prompting a few clients to move cautiously. US federal spending was also somewhat constrained in the first half, but we do not expect it to create long-term headwinds. Let me now turn to our execution in the quarter. Our strategy remains focused: hybrid cloud and artificial intelligence. This strategy is built on five reinforcing elements – client trust, flexible and open platforms, sustained innovation, deep domain expertise, and a broad ecosystem. Together, they form a flywheel for growth, which again played out this quarter. In Software, we continue to see momentum, including 14% growth in Red Hat. HashiCorp is also off to a great start, accelerating performance in our first full quarter since closing, and seeing early wins

IBM 2Q25 Earnings Prepared Remarks 3 with joint Ansible and Terraform product synergies. Infrastructure was up 11%, driven by a very strong start to z17. The new IBM Z is an embodiment of the hybrid cloud and AI capabilities we bring to clients. IBM Z continues to deliver on its core strengths: AI, security, and scalable capacity driving its enduring nature with clients. These results were balanced by Consulting performance which continues to be impacted by the demand environment. AI remains a powerful driver of transformation for our clients and for IBM. We are transforming our enterprise operations using technology and embedding AI across more than 70 workflows, leveraging our own IBM software solutions across hybrid cloud, automation, and AI, to drive competitive advantage. What differentiates IBM is the breadth of our AI offerings—with an innovative technology stack and consulting business at scale, and our Client Zero lens. Our GenAI book of business now stands at over $7.5 billion, inception-to-date, with momentum accelerating quarter over quarter. We’re seeing strong demand for our AI agents and assistants, RHEL AI, Granite models, as well as an accelerating need for our Consulting services to deploy AI. Just last week, IBM was recognized as an Emerging Leader in the first-ever Gartner® Emerging Market Quadrant™ for Gen AI Consulting & Implementation Services.1 Our Client Zero experience has resonated with companies like UPS, Verizon, Mizuho, and Nestlé, who are using our AI tools to unlock data, drive automation, and reduce operational friction. As clients focus on scaling AI and delivering ROI, our progress on internal productivity is fueling and accelerating our client engagements. We’re also expanding our partner ecosystem to deliver AI at scale. This quarter, we announced new 1 The Gartner content described herein, (the "Gartner Content") represent(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and are not representations of fact. Gartner Content speaks as of its original publication date (and not as of the date of this exhibit) and the opinions expressed in the Gartner Content are subject to change without notice.

IBM 2Q25 Earnings Prepared Remarks 4 or deepened collaborations with Oracle, Box, AWS, Salesforce, Microsoft, EY, Finastra, and WPP. Each is aimed at embedding watsonx into core business workflows. At Think 2025, we introduced new capabilities across our portfolio. We launched new features for watsonx Orchestrate, which allows users to build custom AI agents in minutes with no coding required. There are now more than 150 pre-built, domain-specific agents in our catalog, spanning HR, sales, procurement, and IT. Our partners are building on this as well – integrating agents from Oracle, Salesforce, AWS, and others. And Orchestrate supports the full agent lifecycle, from building to managing and governing agents across business functions, regardless of which AI models they are built with. We expanded watsonx.data to enable our enterprise clients to get easy access and drive value from their trusted, unstructured data. And our webMethods Hybrid Integration simplifies how clients connect workflows, APIs, and data across hybrid environments. As agentic AI matures, we believe it will power over a billion new applications and a massive expansion in code, driving a critical need for automation. Our Automation portfolio is uniquely positioned to deliver these solutions to clients across hybrid cloud. SAP plans to deploy our high value automation portfolio including Red Hat Ansible Automation Platform and HashiCorp Terraform and Vault, highlighting the opportunity we have in product synergies. Innovation also extends to Infrastructure. This quarter, we launched z17, our most advanced mainframe yet. It features the new Telum II processor delivering more than 450 billion AI inference operations per day with millisecond latency. That means AI models can run directly on transactional workloads with no external servers needed. The Spyre accelerator, which will be available in the fourth quarter, will enable

IBM 2Q25 Earnings Prepared Remarks 5 watsonx Code Assistant for Z and watsonx Assistant for Z to run natively on z17. As more than 70% of IBM Z clients continue to expand or maintain capacity, our software stack is bringing even more innovation to IBM Z including watsonx Code Assistant for Z, watsonx.data, Concert and HashiCorp Vault. In July, we introduced Power11 to deliver the performance, resiliency, and scalability enterprises need to run mission- critical data-intensive workloads across hybrid environments. And we have announced Rise with SAP on Power11. In Quantum, we achieved a major milestone with the deployment of IBM Quantum System Two in Japan, in partnership with RIKEN. This marks the first installation outside the United States and underscores our commitment to global leadership in quantum computing. To complement our organic innovation, M&A remains important. We closed the acquisition of DataStax this quarter, adding real-time, scalable data capabilities to support AI-driven applications. In closing, we remain focused on consistent execution and long-term growth. While the environment remains dynamic, we have a disciplined strategy and a durable business model. Given our first half performance, we continue to expect accelerating revenue growth to 5% plus and are raising our expectations for free cash flow to above $13.5 billion for the year. We’re confident in our ability to deliver sustainable, profitable growth. Jim, over to you.

IBM 2Q25 Earnings Prepared Remarks 6 Financial Highlights Thanks Arvind. In the second quarter, we delivered $17.0 billion in revenue, $4.7 billion of Adjusted EBITDA, $3.2 billion of operating pre-tax income and operating earnings per share of $2.80. And through the first half we generated $4.8 billion dollars of free cash flow, our highest first half free cash flow margin in many years. Our revenue growth, mix and productivity drove 200 basis points of Adjusted EBITDA margin expansion, 16% Adjusted EBITDA growth and 15% operating earnings per share growth. We exceeded our expectations on revenue, profitability, Adjusted EBITDA and earnings per share, highlighting the strength of our portfolio and resiliency of our business model. Our revenue for the quarter grew over 5% at constant currency. Software grew 8% this quarter as we continue to benefit from our high-value, annual recurring revenue base which grew to $22.7 billion, up 10% since last year. Red Hat growth accelerated one point sequentially to 14%, fueled by another quarter of double-digit bookings and demand for our hybrid cloud solutions. We gained market share across each of our key solutions, led by OpenShift growing revenue more than 20%, with ARR now at $1.7 billion. Automation grew 14%, with HashiCorp off to a strong start. We accelerated bookings growth in the first full quarter since closing, fueled by IBM’s global go-to-market reach and deepening product and technology synergies that are unlocking new customer value. Data was up 7% fueled by strength across our AI offerings. And Transaction Processing revenue declined two percent in the quarter, reflecting where we are in the new z17 cycle as clients prioritized hardware spend at the beginning of a new program, as you can see in our strong IBM Z results. Infrastructure revenue grew 11% this quarter, with Hybrid Infrastructure up 19% and Infrastructure Support down 3%. Within Hybrid

IBM 2Q25 Earnings Prepared Remarks 7 Infrastructure, IBM Z was up 67%, reflecting early strength in our z17 program as AI use cases are resonating strongly with clients. The success of our launch highlights the enduring nature of the IBM Z platform through the value of our continued innovation around AI workloads and the realization that hybrid cloud is the dominant architecture. Clients continue to invest in IBM Z because it remains the backbone for mission-critical workloads offering unmatched reliability, scalability, security and performance – while seamlessly integrating with hybrid cloud and AI strategies. Distributed Infrastructure revenue was down 17% with product cycle dynamics impacting Power, with the recent announcement of Power11 in July. Power11, our next-generation platform, features advancements across the processor, hardware architecture and virtualization software stack. While Storage was impacted by the new IBM Z cycle as clients prioritized hardware spend, our early strength in z17 and growth in installed MIPS capacity drives a long-term benefit given the 3- 4x Z stack multiplier. Consulting revenue was flat, stabilizing in the first half, and heading into the second half, our backlog remains healthy, up 4% over last year, despite the challenging pricing environment. In the quarter, Intelligent Operations revenue grew 2% while Strategy and Technology declined by 2%. The environment remains dynamic with clients prioritizing cost- efficient, high-impact technology investments, driving good revenue growth in areas like business application transformation, AI operations, and cloud platform engineering, and leading to momentum in our Consulting generative AI book of business, at over $1 billion in the quarter. This early momentum is important – engaging with clients as they architect their AI strategies is establishing Consulting as a strategic partner of choice and we are encouraged that through the first half, we are seeing a greater share of GenAI signings tied to new projects. Delayed decision-making, especially in discretionary projects, as well as prior year

IBM 2Q25 Earnings Prepared Remarks 8 renewals impacted our in-period signings. However, we’re seeing an improvement in strategic wins with new clients and expanding engagements with existing clients. Now turning to profitability. During the quarter, the strength of our portfolio mix and productivity execution drove expansion of our operating gross profit margin of 230 basis points, Adjusted EBITDA margin of 200 basis points and operating pre-tax margin of 110 basis points, ahead of our expectations and well above our model. Our productivity initiatives create a flywheel that allows us to invest back in our business – both organically and inorganically, increase our financial flexibility, and deliver margin expansion – and we saw this play out again in the quarter. We remain laser focused on driving efficiency and cost savings by leveraging technology and embedding AI in our workflows as well as optimizing our supply chain and service delivery. This quarter, we continued to optimize our supply chain by shifting our Distributed Infrastructure manufacturing to an industry standard strategic partner. This is the next evolution of our supply chain transformation as we pivot to a simpler more efficient process, which helps us optimize cash conversion cycles. Through the first half, we generated $4.8 billion of free cash flow, up about $300 million year-over-year, resulting in our highest first half free cash flow margin in reported history. The largest driver of this growth comes from Adjusted EBITDA, up $1 billion year-over-year. Partially offsetting this is working capital. Given global trade dynamics, we continued to prudently protect our supply chain, reflecting the confidence we have in our new innovation cycles across Infrastructure. And as we have been discussing, given the closing of the HashiCorp acquisition, foregone interest income was another headwind. Despite this, we are a few points ahead of our historical attainment levels through the first half.

IBM 2Q25 Earnings Prepared Remarks 9 Our strong liquidity position, solid investment grade balance sheet, and disciplined capital allocation policy remain a focus for us. We ended the quarter with cash of $15.5 billion, which is up over $700 million from the end of 2024 including spending $7.8 billion on acquisitions in the first half, driven largely by the closing of HashiCorp. Our debt balance ending the quarter was $64.2 billion, including $11.7 billion of debt for our financing business, with a receivables portfolio that is over 75% investment grade. In addition, we returned $3.1 billion to shareholders in the form of dividends in the first half.

IBM 2Q25 Earnings Prepared Remarks 10 Summary Now, let me talk about what we are seeing going forward. We delivered strong performance in the first half across revenue, operating margin expansion, profitability and earnings per share and free cash flow. The strength of our portfolio, investment in innovation, and integrated value drive the durability of our revenue performance and underpin our confidence in accelerating revenue growth of 5% plus for the full year. And through the first half, given the strength in our underlying fundamentals with our Adjusted EBITDA up 14%, we are raising our free cash flow guidance to above $13.5 billion for 2025. As discussed at our Investor Day, our mix shift towards Software is a key driver of our growth acceleration. Software is now about 45% of our business, with ARR growing 10%. Given the strength of our portfolio, investment in innovation and contribution from acquisitions, we continue to expect Software revenue growth approaching double digits for the full year. Through the first half, we delivered above model growth of 15% in Automation, and in-line model growth of 14% in Red Hat and 7% in Data, and these trends should continue. And we continue to expect Red Hat to grow in the mid-teens. While Transaction Processing was flat in the first half, and below our model as clients prioritized spend on our high value innovation z17, the strength of the new cycle provides future monetization value across the Z stack. Given this dynamic, we now expect low-single digit growth in Transaction Processing for the year. With our strong start to z17, Infrastructure should contribute about one-and-a-half points to IBM’s revenue growth this year. And in Consulting, while we are encouraged by our backlog growing mid-single digits and the continued progress in our GenAI book of business, given the current demand

IBM 2Q25 Earnings Prepared Remarks 11 environment, we continue to be prudently cautious on Consulting’s growth contribution to IBM this year. As I mentioned earlier, we have been accelerating our productivity initiatives, which is fueling our flywheel for growth and margin expansion. We are early in this Client Zero journey on scaling AI internally to reinvent the way we work and are excited about the significant opportunities ahead of us. We exited 2024 at $3.5 billion of annual run rate savings achieved and we now believe we can achieve approximately $4.5 billion in annual run rate savings by the end of 2025. Through the first half of this year, our operating pre-tax margins have expanded by 90 basis points, ahead of our model, despite dilution from HashiCorp. Given this performance and increased productivity savings, we are raising our expectations for IBM’s full year operating pre-tax margin to expand by about a point. And our tax rate expectation for the year remains in the mid-teens. As always, the timing of discrete items can cause the rate to vary within the year. For the third quarter, we are comfortable with consensus estimates for both revenue and profitability. Let me conclude by saying we are pleased with our first half performance, highlighting the resiliency of our business model, disciplined strategy and growth opportunities ahead of us. Arvind and I are now happy to take your questions. Olympia, let’s get started.

IBM 2Q25 Earnings Prepared Remarks 12 Closing Thank you, Jim. Before we begin the Q&A, I’d like to mention a couple of items. First, supplemental information is provided at the end of the presentation. And then second, as always, I’d ask you to refrain from multi-part questions. Operator, let’s please open it up for questions.